Subsequent Events	12 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the January 28, 2025 and, except for the event described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

On October 29, 2024, a subsidiary of the Group renewed the banking facility agreement with CMB Wing Lung Bank Limited, pursuant to which the subsidiary is entitled to trade facilities of HK$9.0 million. The facilities are secured by a property owned by the subsidiary, a deposit placed in the bank by the subsidiary or the Company, and a corporate guarantee by the Company. The banking facilities include letter of credit, trust receipt, invoice financing, letter of guarantee, and corporate credit card facilities.

On November 18, 2024, the Company adopted an equity incentive plan (the “2024 Equity Incentive Plan”) which enables the Group to attract and retain services of the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, officers, directors and external persons, and to promote the success of the business of the Company and other members of the Group. The maximum aggregate number of options, restricted shares, restricted share units and shares that may be issued under the 2024 Equity Incentive Plan will be equal to 1,000,000 ordinary shares of the Company.

On December 9, 2024, the Company granted restricted shares of in aggregate 600,000 pursuant to the 2024 Equity Incentive Plan, of which 200,000 were vested on December 9, 2024, 200,000 will be vested on December 9, 2025, and 200,000 will be vested on December 9, 2026. The fair value of the 600,000 restricted shares as of December 9, 2024 was US$936,000.